NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Allspring Discovery Fund	NVIT J.P. Morgan US Technology Leaders Fund
NVIT AQR Large Cap Defensive Style Fund	NVIT Jacobs Levy Large Cap Core Fund
NVIT BlackRock Equity Dividend Fund	NVIT Jacobs Levy Large Cap Growth Fund
NVIT BNY Mellon Dynamic U.S. Core Fund	NVIT Loomis Core Bond Fund (formerly, NVIT Core
NVIT BNY Mellon Dynamic U.S. Equity Income	Bond Fund)
Fund	NVIT Loomis Short Term Bond Fund
NVIT Bond Index Fund	NVIT Loomis Short Term High Yield Fund
NVIT DoubleLine Total Return Tactical Fund	(formerly, NVIT Federated High Income Bond Fund)
NVIT Fidelity Institutional AM® Emerging Markets	NVIT Mid Cap Index Fund
Fund (formerly, NVIT Emerging Markets Fund)	NVIT Multi-Manager Small Cap Value Fund
NVIT Government Bond Fund	NVIT Multi-Manager Small Company Fund
NVIT Government Money Market Fund	NVIT NS Partners International Focused Growth Fund
NVIT GQG US Quality Equity Fund (formerly, NVIT	NVIT Putnam International Value Fund (formerly,
Calvert Equity Fund)	NVIT Columbia Overseas Value Fund)
NVIT International Equity Fund	NVIT Real Estate Fund
NVIT International Index Fund	NVIT S&P 500 Index Fund
NVIT Invesco Small Cap Growth Fund	NVIT Small Cap Index Fund
NVIT J.P. Morgan Digital Evolution Strategy Fund	NVIT Strategic Income Fund (formerly, NVIT
NVIT J.P. Morgan Innovators Fund	Amundi Multi Sector Bond Fund)
NVIT J.P. Morgan Large Cap Growth Fund	NVIT Victory Mid Cap Value Fund
NVIT J.P. Morgan U.S. Equity Fund

Supplement dated July 2, 2025
to the Statement of Additional Information (“SAI”) dated April 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the SAI.

NVIT International Index Fund, NVIT Mid Cap Index Fund, NVIT S&P 500 Index Fund and NVIT Small Cap Index Fund

1.	Effective immediately, the SAI is amended as follows:

a.	All references to, and information regarding, Paul Whitehead are deleted in their entirety.

b.	The subsection “Investments in Each Fund” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Fund Name	Dollar Range of Investments in Each Fund (as of April 30, 2025)
BlackRock Investment Management, LLC
Matt Waldron, CFA	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None
Steven White	NVIT International Index Fund	None
	NVIT Mid Cap Index Fund	None
	NVIT S&P 500 Index Fund	None
	NVIT Small Cap Index Fund	None

c.	The following replaces the information relating to BlackRock Investment Management, LLC under subsection “Description of Compensation Structure” under the heading “Appendix C – Portfolio Managers”:

BlackRock Investment Management, LLC (“BlackRock”)

The discussion below describes the portfolio managers’ compensation as of April 30, 2025.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Ms. Hsui and Messrs. Sietsema, Waldron and White
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable.  The performance of Ms. Hsui and Messrs. Sietsema and Whitehead is not measured against a specific benchmark.

Discretionary Incentive Compensation – Ms. Uyehara and Mr. Mauro
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmarks
James Mauro	A combination of market-based indices (e.g., Bloomberg MBS Index and the Bloomberg U.S. TIPS 0-5 Years Index).
Karen Uyehara	A combination of market-based indices (e.g., Bloomberg U.S. Aggregate Bond Index), certain customized indices and certain fund industry peer groups.

Discretionary Incentive Compensation – Messrs. DeSpirito and Zhao
Generally, discretionary incentive compensation for Fundamental Equities portfolio managers is based on a formulaic compensation program. BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: FTSE United States in GBP; MSCI All Country (AC) Americas Index; Russell 1000 Index (GBP); Russell 1000 Index (Gross Total Return); Russell 1000 Value Index (Total Return); Russell 1000 Value Index TR in GBP; Russell 1000 Value TR Customized Index Performance Benchmark JPY; Russell 1000, expressed in EUR; Russell MidCap Value Index; S&P United States MidSmallCap Index; S&P US MidSmallCap Index (GBP).
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. All of the portfolio managers of these Funds have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

d.	The subsection “Other Managed Accounts” under the heading “Appendix C – Portfolio Managers” is amended to include the following:

Name of Portfolio Manager	Number of Accounts Managed by Each Portfolio Manager and Total Assets by Category (As of April 30, 2025)
BlackRock Investment Management, LLC
Matt Waldron, CFA	Mutual Funds: 279 accounts, $2.39 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 10 accounts, $3.81 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 7 accounts, $6.10 billion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Steven White	Mutual Funds: 279 accounts, $2.39 trillion total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Pooled Investment Vehicles: 7 accounts, $174.22 million total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)
Other Accounts: 0 accounts, $0 total assets (0 accounts, $0 total assets for which the advisory fee is based on performance)

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